                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 17, 2000


                        Annapolis National Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                                 000-22961                             521648903
          --------                                 ---------                             ---------
(State or other Jurisdiction of              (Commission File No.)          (I.R.S. Employer Identification No.)
        Incorporation)

                 180 Admiral Cochrane Drive Suite 300,                                     21401
                 -------------------------------------                                     -----
                          Annapolis, Maryland                                            (Zip Code)
                          -------------------
               (Address of principal executive offices)


      Registrant's telephone number, including area code: (410) 224-4455



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
----------------------

         On May 17, 2000, the Registrant announced a stock repurchase program under which it will acquire up to 5% of its outstanding common stock. A press release regarding the announcement is attached as Exhibit 99.



Item 7.  Final Statements, Pro Forma Final Information and Exhibits.
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         (c) Exhibits

         Exhibit 99.  Press Release
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ANNAPOLIS NATIONAL BANCORP, INC.



Date: May 17, 2000
                                  By: /s/ Richard M. Lerner
                                      ---------------------
                                      Richard M. Lerner,
                                      Chief Executive Officer